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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-02095) of Walter Industries, Inc. and its subsidiaries of our report dated July 14, 1999, which appears in this Form 10-K. We also consent to the incorporation by reference of our report dated July 14, 1999 relating to the Financial Statement Schedules, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Tampa, Florida
August 27, 1999